AMERICAN INDEPENDENCE FUNDS TRUST II

(the “Trust”)

SUPPLEMENT DATED FEBRUARY 9, 2015

TO THE

SUMMARY PROSPECTUS DATED DECEMBER 19, 2013

AMERICAN INDEPENDENCE MAR TACTICAL GROWTH FUND

 (TICKER SYMBOL:  MGMIX, MGMAX, MGMCX, MGMRX)

This supplement to the Summary Prospectus dated December 19, 2013, for the American Independence Funds Trust II, updates certain information in the Summary Prospectus with respect to the Class C shares of the American Independence MAR Tactical Growth Fund (the “Fund”), a series of the Trust.

Effective February 10, 2015, please be advised that American Independence Financial Services, LLC has recommended, and the Board of Trustees of the Fund has approved, the temporary suspension of the offering of Class C shares of the Fund until further notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE